THEMES ETF TRUST

PROSPECTUS

February 4, 2026

(Revised March 6, 2026)

WLDU    |   Leverage Shares 2X Long World Stock Daily ETF

Listed on the Cboe BZX Exchange, Inc.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus relates to the Fund listed above (the “Fund”). The Fund seeks daily leveraged investment results and is intended to be used as a short-term trading vehicle.

The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:

(1) The Fund pursues a daily leveraged investment objective, which means that the Fund is riskier than alternatives that do not use leverage because the Fund magnifies the performance of its underlying security.

(2) Seeking to replicate daily performances of an underlying security means that the return of the Fund for a period longer than a full trading day will be the product of a series of daily returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying security may affect the Fund’s return as much as, or more than, the return of the underlying security. Further, the return for investors that invest for periods less than a full trading day is likely to be different from an underlying leveraged security’s performance for the full trading day. During periods of high volatility, the Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if the Fund is held for a period that is different than one trading day.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Fund should:

(a) understand the risks associated with the use of leveraged strategies;

(b) understand the consequences of seeking daily leveraged investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Fund, or do not intend to actively manage their funds and monitor their investments, should not buy the Fund.

There is no assurance that the Fund will achieve its daily leveraged investment objective and an investment in the Fund could lose money. No single Fund is a complete investment program.

The Fund’s investment adviser will not attempt to position the Fund’s portfolio to ensure that the Fund does not gain or lose more than a maximum percentage of its net asset value on a given trading day. As a consequence, if the Fund’s underlying security moves more than 50%, as applicable, on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.

Table of Contents

SUMMARY SECTION	1
Leverage Shares 2X Long World Stock Daily ETF	1
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGY INFORMATION	13
ADDITIONAL NON-PRINCIPAL RISK INFORMATION	13
PORTFOLIO HOLDINGS INFORMATION	27
MANAGEMENT	28
ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES	29
ADDITIONAL TAX INFORMATION	31
DISTRIBUTION	32
PREMIUM/DISCOUNT INFORMATION	32
FINANCIAL HIGHLIGHTS	33

i

SUMMARY SECTION

Leverage Shares 2X Long World Stock Daily ETF

IMPORTANT INFORMATION REGARDING THE FUND

The Leverage Shares 2X Long World Stock Daily ETF (the “Fund”) seeks daily leveraged investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify (200% or 2X) the daily performance of the Vanguard Total World Stock Index Fund ETF Shares (NYSE: VT) (“VT” or “Underlying Security”). The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Underlying Security for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Underlying Security for that period. Longer holding periods, higher volatility of the Underlying Security and leverage increase the impact of compounding on an investor’s returns. During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the performance of the Underlying Security is flat, and it is possible that the Fund will lose money even if the performance of the Underlying Security increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the price of the Underlying Security falls by more than 50% in one trading day.

Investment Objective

The Fund is an exchange traded fund (“ETF”) that seeks daily levered investment results, before fees and expenses, of two times (200% or 2X) of the daily performance of VT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses[3]	0.75%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee paid to the Adviser (as defined below) pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.
[2]	Estimated for the current fiscal year.
[3]	The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$77	$242

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund is an actively managed ETF. The Fund seeks to provide 200% daily leveraged exposure to the performance of VT, consistent with the Fund’s investment objective. The Fund will enter into one or more swap agreements with major financial institutions for a specified period ranging from a day to more than one year whereby the Fund and the financial institution will agree to exchange the return (or differentials in rates of return) earned or realized on an investment by the Fund in the Underlying Security that is equal, on a daily basis, to 200% of the value of the Fund’s net assets. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing the Underlying Security.

Depending on market conditions, market liquidity and operational constraints, the Fund may either buy deep in-the-money call option contracts, or simultaneously buy an at-the-money call option contract and sell an at-the-money put option contract (a strategy generally referred to as synthetic forward). All option contracts bought and sold will be against the Underlying Security. The Fund will pay the premium for each call option contract bought and receive the premium for each put option sold. The Fund’s participation in potential changes in the price of the Underlying Security is based on the price of the Underlying Security at the time the Fund buys the call and sells the put option contracts, the strike price of the call (put) option contract and the Underlying Security price at the time of the contract’s expiration. The maturity of the option contracts bought and sold may vary from 1-day to 1-year.

As part of the Fund’s strategy, the Fund may buy a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put options contracts that are based on the value of the price returns of the Underlying Security. The Fund will only buy and sell options contracts that are listed for trading on regulated U.S. exchanges. Traditional exchange-traded options contracts have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC.

In general, an option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying (in this case, the Underlying Security) the option at a specified exercise price.

An option is said to be European Style when it can be exercised only at expiration whereas an American Style option can be exercised at any time prior to expiration. The Fund may use either European or American style options.

The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease in the value of the Underlying Security. At the close of the markets each trading day, Themes Management Company, LLC (the “Adviser”) rebalances the Fund’s portfolio so that its exposure to the Underlying Security is consistent with the Fund’s investment objective. The impact of the Underlying Security’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of the Underlying Security has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of the Underlying Security has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover.

On a day-to-day basis, the Fund is expected to hold collateral for its derivative positions. For this purpose, the Fund may invest in money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund is expected to allocate up to 100% of its assets as collateral for swap agreements or as premiums for purchased options contracts.

Generally, the Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions. If the Underlying Security moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.

The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.

The Fund is considered to be non-diversified. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.

The Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in VT and in financial instruments with economic characteristics that, in combination, provide 200% daily leveraged exposure to the price of VT, consistent with the Fund’s investment objective. VT is an ETF that employs an indexing investment approach designed to track the performance of the FTSE Global All Cap Index, a float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-, mid-, and small-capitalization stocks of companies located around the world, including in emerging markets. Information provided to or filed with the Securities and Exchange Commission (“SEC”) by the Underlying Security, including its most recent reports to shareholders, can be located by reference to its Investment Company Act file number 811-05972 (CIK: 0000857489) through the SEC’s website at www.sec.gov. In addition, information regarding the Underlying Security may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to the shares of VT. The Fund has derived all disclosures contained in this document regarding VT from the publicly available documents, including VT’s registration statement. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding the Underlying Security is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of the Underlying Security have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning the Underlying Security could affect the value of the Fund’s investments with respect to the Underlying Security and therefore the value of the Fund.

The Fund, the Trust, and the Adviser are not affiliated with the Vanguard International Equity Index Funds, the Vanguard Total World Stock Index Fund ETF (VT), The Vanguard Group, Inc., or the FTSE Group (FTSE). None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by the Vanguard Group, Inc., VT, or FTSE, or their affiliates. All rights in the trademarks are reserved by their respective owners.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Underlying Security over the same period. The Fund will lose money if the Underlying Security’s performance is flat over time, and as a result of daily rebalancing, the Underlying Security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Underlying Security’s performance increases over a period longer than a single day.

Principal Risks of Investing in the Fund

An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. Additionally, the Fund presents risks that are not traditionally associated with other mutual funds and ETFs. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield or total return. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.” Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Effects of Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from 200% of the performance of the Underlying Security’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during the shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Underlying Security’s volatility and its return could affect the Fund’s performance. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Underlying Security volatility; b) Underlying Security performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to the Underlying Security. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the Underlying Security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Underlying Security.

During periods of higher Underlying Security volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

As shown in the chart below, the Fund would be expected to lose 6.1% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. If the Underlying Security’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43.0%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Underlying Security’s return is flat. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Underlying Security. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.

One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

The Underlying Security’s annualized historical daily volatility rate for the five-year period ended December 31, 2025 (the “Period”) was 15.98%. The Underlying Security’s highest historical volatility rate for any one calendar year during the Period was 22.72% and volatility for a shorter period of time may have been substantially higher. The Underlying Security’s annualized historical performance for the Period was 8.79%. Historical volatility and performance are not indications of what the Underlying Security’s volatility and performance will be in the future. Volatility for a shorter period of time may have been substantially higher.

For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information About Investment Techniques and Policies.”

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Underlying Security will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Underlying Security, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50%. This would result in a total loss of a shareholder’s investment in one day even if the Underlying Security subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if the Underlying Security does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Underlying Security and may increase the volatility of the Fund.

To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative security, reduce its leverage or close.

Underlying Security Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. Issuer-specific attributes also contribute to unique issuer-related risks. For specific Underlying Security risk information, please refer to the Underlying Security’s public filings by reference to its Investment Company Act file number 811-05972 (CIK: 0000857489), which can be accessed on the SEC’s website at www.sec.gov.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

Swap Agreements. The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of the Underlying Security moves against its positions, potentially resulting in a complete loss of the premium paid.

Counterparty Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily leveraged investment objective.

In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Intraday Investment Risk. The intraday performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the value of the Underlying Security at the market close on the first trading day and the value of the Underlying Security at the time of purchase. If the Underlying Security gains value, the Fund’s net assets will rise by the same amount as the Fund’s exposure. Conversely, if the Underlying Security declines, the Fund’s net assets will decline by the same amount as the Fund’s exposure. Therefore, an investor that purchases shares intraday may experience performance that is greater than, or less than, the Fund’s stated investment objective.

If there is a significant intraday market event and/or the Underlying Security experiences a significant change in value, the Fund may not meet its investment objective, may not be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads. Additionally, the Fund may close prior to the close of trading on the Exchange (defined below) and experience significant losses.

Daily Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Security and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Underlying Security is impacted by the Underlying Security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Underlying Security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Underlying Security increases on days when the Underlying Security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) the Underlying Security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s desired correlation with the Underlying Security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Underlying Security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of the Underlying Security. Any of these factors could decrease the correlation between the performance of the Fund and the Underlying Security and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.

Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund and/or the Fund’s service providers, including the Adviser, market makers, Authorized Participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Adviser, other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective.

Equity Securities Risk. Publicly issued equity securities, including ETFs and common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Large-Capitalization Investing Risk. VT may invest in securities of large-capitalization companies. The Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Mid-Capitalization Companies Risk. VT may invest in securities of mid-capitalization companies. Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Small-Capitalization Investing Risk. VT may invest in securities of small-capitalization companies. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Country/Regional Risk. VT may invest in securities of stocks of companies located around the world, including in emerging markets. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

Emerging Markets Risk. VT may invest in securities of stocks of companies located in emerging markets. Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.

Indirect Investment Risk. The Underlying Security is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of the Underlying Security and make no representation as to the performance of the Underlying Security. Investing in the Fund is not equivalent to investing in the Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Underlying Security.

Collateral Risk. Although collateral can be taken to mitigate the risk of counterparty default, there is a risk that collateral taken, particularly in the case of securities, when realized, could decline or may not generate sufficient liquidity to settle the debts of the counterparty. This may be due to factors such as improper pricing of collateral, weaknesses in the valuation of collateral on a regular basis, adverse market movements in the collateral value, deterioration of the credit rating of the collateral issuer or the illiquidity of the market in which the collateral is negotiated.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intraday (premium) or less than the NAV intraday (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although shares of the Fund are listed for trading on a national securities exchange, such as the Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund, and this could lead to differences between the market price of the shares of the Fund and the underlying value of those shares.

Early Close/Trading Halt Risk. The risk that an exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may result in a fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Tax Risk. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter and meet annual distribution requirements.

The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, including gaining exposure to the Underlying Security through the use of swaps, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Non-Diversification Risk. The Fund is considered to be non-diversified. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Liquidity Risk. Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Security. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund. To the extent that the Underlying Security’s value increases or decreases significantly, the Fund may be one of many market participants that are attempting to transact in the Underlying Security. Under such circumstances, the market for the Underlying Security may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund’s transactions could exacerbate the price changes of the Underlying Security and may impact the ability of the Fund to achieve its investment objective.

In certain cases, the market for the Underlying Security and/or Fund may lack sufficient liquidity for all market participants’ trades. Therefore, the Fund may have difficulty transacting in it and/or in correlated investments, such as swap contracts. Further, the Fund’s transactions could exacerbate illiquidity and volatility in the price of the Underlying Security and correlated derivative instruments.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Fund Performance

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.ThemesETFs.com or by calling the Fund toll-free at 1-866-5Themes (1-866-584-3637).

Management

Investment Adviser

Themes Management Company, LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

Calvin Tsang, CFA, Head of Product Management and Development of the Adviser, Dingxun (Kevin) Shao, Vice President, Product Management and Development of the Adviser and Paul Bartkowiak, Associate Vice President, Portfolio Management of the Adviser, are jointly and primarily responsible for the day-to-day management of the Fund and each has served as portfolio manager since the Fund’s inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual Shares of the Fund may only be purchased and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund generally issues and redeems shares at NAV only in large blocks of shares known as “Creation Units,” which only institutions or large investors may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash that the Fund specifies each day.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its net asset value, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.ThemesETFs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s ticker symbol appears on the cover of this Prospectus, and references to the Fund in the sections below may refer to the Fund by its ticker symbol.

Additional Information About the Fund’s Investment Objective

The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed by the Board of Trustees of Themes ETF Trust (the “Trust”) without a vote of shareholders upon written notice to shareholders. If the Fund elects to change its investment objective or 80% Policy, shareholders will be given at least 60 days’ notice prior to any such change.

Additional Information About the Fund’s Principal Investment Strategies

The Fund is an actively managed ETF that seeks daily levered investment results, before fees and expenses, of two times (200% or 2X) of the daily performance of VT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.

ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGY INFORMATION

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For more information on eligible short-term investments, see the Statement of Additional Information (“SAI”).

ADDITIONAL NON-PRINCIPAL RISK INFORMATION

Cash Equivalents and Short-Term Investments. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or each may hold cash. For more information on eligible short-term investments, see the SAI.

ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES AND POLICIES

The Effects of Fees and Expenses on the Return of a Leveraged Long Fund for a Single Trading Day. To create the necessary exposure, the Fund will enter into one or more swap agreements with major financial institutions, which incur borrowing costs. In light of these charges and the Fund’s operating expenses, the expected return of the Fund over one trading day is equal to the gross expected return, which is the daily underlying security return, minus (i) financing charges incurred by the Fund in addition to the financing cost embedded in the underlying security and (ii) daily operating expenses. For instance, if the underlying security returned 2% on a given day, the gross expected return of the Fund would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. The Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the Underlying Security would reflect 200% of the performance of the Underlying Security during the following trading day, subject to the charges and expenses noted above.

A Cautionary Note to Investors Regarding Dramatic Underlying Security Movement. The Fund could lose an amount greater than its net assets in the event of a movement of the Underlying Security in excess of 50% in a direction adverse to the Fund (meaning a decline in excess of 50% of the value of the Underlying Security). The risk of total loss exists.

If the Underlying Security has a dramatic adverse move that causes a material decline in the Fund’s net assets, the terms of the Fund’s swap agreements may permit the counterparty to immediately close out all swap transactions with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Underlying Security later reverses all or a portion the move, and result in significant losses.

Examples of the Impact of Daily Leverage and Compounding. Because the Fund’s exposure to the Underlying Security is repositioned on a daily basis, for a holding period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for the Fund. This means that the return of the Underlying Security over a period of time greater than one day multiplied by the Fund’s daily leveraged investment objective (e.g., 200%) generally will not equal the Fund’s performance over that same period. As a consequence, investors should not plan to hold the Fund unmonitored for periods longer than a single trading day. This deviation increases with higher volatility in the Underlying Security and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of the Fund’s stated daily leveraged investment objective and the performance of the Underlying Security for the full trading day. The actual exposure will largely be a function of the performance of the Underlying Security from the end of the prior trading day.

Consider the following examples:

Investor 1 is considering investments in two funds, Funds A and B. Fund A is an ETF which seeks (before fees and expenses) to match the performance of the underlying security. Fund B is a leverage ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the underlying security.

An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the underlying security is also valued at $100:

Day	The Underlying Security Value	The Underlying Security Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.

Day	The Underlying Security Performance	200% of the Underlying Security Performance	Value of Fund B Investment
			$100.00
1	5.00%	10.00%	$110.00
2	-4.76%	-9.52%	$99.52

Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate underlying security value for the two-day period has not declined (these calculations do not include the charges for fund fees and expenses).

An investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of the Fund intraday will generally receive more, or less, than 200% exposure to the Underlying Security from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the Underlying Security from the end of the prior trading day. If the Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 200% of the return of the Underlying Security’s performance for the longer period. This deviation will increase with higher volatility of the Underlying Security and longer holding periods.

Examples of the Impact of Volatility. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause the Fund to lose money if the Underlying Security experience volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the Underlying Security’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the Underlying Security from day to day is the primary cause of any disparity between the Fund’s actual returns and the returns of the Underlying Security for such period. Volatility causes such disparity because it exacerbates the effects of compounding on the Fund’s returns. In addition, the effects of volatility are magnified in the Fund due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:

Example 1 – The Underlying Security Experiences Low Volatility

Investor 1 invests $10.00 in the Leverage Shares 2X Long World Stock Daily ETF at the close of trading on Day 1. During Day 2, the Underlying Security rises from 100 to 102, a 2% gain. Investor 1’s investment rises 4% to $10.40. Investor 1 holds her investment through the close of trading on Day 3, during which the Underlying Security rises from 102 to 104, a gain of 1.96%. Investor 1’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two-day period since Investor 1 invested in the Fund, the Underlying Security gained 4% although Investor 1’s investment increased by 8.1%. Because the Underlying Security continued to trend upwards with low volatility, Investor 1’s return closely correlates to the 200% return of the return of the Underlying Security for the period.

Example 2 – The Underlying Security Experiences High Volatility

Investor 1 invests $10.00 in the Leverage Shares 2X Long World Stock Daily ETF after the close of trading on Day 1. During Day 2, the Underlying Security rises from 100 to 102, a 2% gain, and Investor 1’s investment rises 4% to $10.40. Investor 1 continues to hold her investment through the end of Day 3, during which the Underlying Security declines from 102 to 98, a loss of 3.92%. Investor 1’s investment declines by 7.84%, from $10.40 to $9.58. For the two-day period since Investor 1 invested in the Fund, the Underlying Security lost 2% while Investor 1’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the Underlying Security affected the correlation between the Underlying Security’s return for the two-day period and Investor 1’s return. In this situation, Investor 1 lost more than two times the return of the Underlying Security.

Example 3 – Intraday Investment with Volatility

The examples above assumed that Investor 1 purchased the Fund at the close of trading on Day 1 and sold the investment at the close of trading on a subsequent day. However, if she made an investment intraday, she would have received a beta determined by the performance of the Underlying Security from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example:

Investor 1 invests $10.00 in the Leverage Shares 2X Long World Stock Daily ETF at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the Underlying Security moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Investor 1 invests is 196%. During the remainder of Day 2, the Underlying Security rises from 102 to 110, a gain of 7.84%, and Investor 1’s investment rises 15.4% (which is the Underlying Security’s gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Investor 1 continues to hold her investment through the close of trading on Day 3, during which the Underlying Security declines from 110 to 90, a loss of 18.18%. Investor 1’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Investor 1’s investment, the Underlying Security declined from 102 to 90, a loss of 11.76%, while Investor 1’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the Underlying Security affected the correlation between the Underlying Security’s return for period and Investor 1’s return. In this situation, Investor 1 lost more than two times the return of the Underlying Security. Investor 1 was also hurt because she missed the first 2% move of the Underlying Security and had a beta of 196% for the remainder of Day 2.

Market Volatility. The Fund seeks to provide a return which is a multiple of the daily performance of the Underlying Security. The Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the Underlying Security for periods other than a single day. The Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

Daily rebalancing will impair the Fund’s performance if the Underlying Security experiences volatility. For instance, the Fund would be expected to lose 4% (as shown in Table 1 below) if the Underlying Security provided no return over a one-year period and experienced annualized volatility of 20%. If the Underlying Security’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for the Fund widens to approximately -15%.

Table 1

Volatility Range	2X Long Fund
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the Underlying Security is flat. For instance, if annualized volatility of the Underlying Security was 90%, the Leverage Shares 2X Long World Stock Daily ETF based on the Underlying Security would be expected to lose 76% even if the Underlying Security returned 0% for the year.

Table 2 shows the annualized historical volatility rate for the Underlying Security over the five-year period ended December 31, 2025. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility in Table 2 to give investors some sense of the risks of holding the Fund for longer periods over the past five years. Historical volatility and performance are not likely indicative of future volatility and performance.

Table 2 – Historic Volatility of the Underlying Securities

Underlying Security	5-Year Historical Volatility Rate
VT	15.98%

The Projected Returns of the Fund for Intraday Purchases. Because the Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than 200% leveraged investment exposure to the Underlying Security. The exposure to the Underlying Security received by an investor who purchases the Fund intraday will differ from the Fund’s stated daily leveraged investment objective (e.g., 200%) by an amount determined by the movement of the Underlying Security from its value at the end of the prior day. If the Underlying Security moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases the Fund shares, the investor will receive less exposure to the Underlying Security than the stated fund daily leveraged investment objective (e.g., 200%). Conversely, if the Underlying Security moves in a direction adverse to the Fund, the investor will receive more exposure to the Underlying Security than the stated fund daily leveraged investment objective (e.g., 200%).

Table 3 below indicates the exposure to the Underlying Security that an intraday purchase of the Fund would be expected to provide based upon the movement in the value of the Underlying Security from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the Underlying Security has moved 5% in a direction favorable to the Fund, the investor would receive exposure to the performance of the Underlying Security from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.

Conversely, if the Underlying Security has moved 5% in a direction unfavorable to the Fund, an investor at that point would receive exposure to the performance of the Underlying Security from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.

The table includes a range of the Underlying Security moves from 20% to -20% for the Fund. Movement of the Underlying Security beyond the range noted below will result in exposure further from the Fund’s daily leveraged investment objective.

Table 3 – Intraday Leverage of a 2X Long ETF

Underlying Security	Resulting Exposure for a 2X Long ETF
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

The Projected Returns of the Fund for Periods Other Than a Single Trading Day. The Fund seeks leveraged investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the Underlying Security gains 10% for a week, the Fund should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of the Underlying Security over a period of time greater than one day multiplied by the Fund’s daily leveraged investment objective (e.g., 200%) will not generally equal the Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days of a hypothetical 2X Long ETF and demonstrate how changes in the hypothetical underlying security impact the hypothetical 2X Long ETF’s performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in the hypothetical 2X Long Fund over a 10-trading day period and do not reflect fees or expenses of any kind.

Table 4 – The Underlying Security Lacks a Clear Trend

	The Underlying Security			2X Long ETF
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$70.10	-11.12%	29.91%
Day 6	100	17.65%	0.00%	$94.83	35.30%	-5.17%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$94.34	10.52%	-5.68%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.12%

The cumulative performance of the hypothetical underlying security in Table 4 is 0% for 10 trading days. The return of the hypothetical 2X Long ETF for the 10-trading day period is -6.12%. The volatility of the hypothetical underlying security’s performance and lack of a clear trend results in performance for the hypothetical 2x Long ETF for the period which bears little relationship to the performance of the hypothetical underlying security for the 10-trading day period.

Table 5 – The Underlying Security Rises in a Clear Trend

	The Underlying Security			2X Long ETF
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%

The cumulative performance of the hypothetical underlying security in Table 5 is 20% for 10 trading days. The return of the hypothetical 2X Long ETF for the 10-trading day period is 43.50%. In this case, because of the positive hypothetical underlying security trend, the hypothetical 2X Long ETF’s gain is greater than 200% of the hypothetical underlying security’s gain for the 10-trading day period.

Table 6 – The Underlying Security Declines in a Clear Trend

	The Underlying Security			2X Long ETF
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$88.24	-4.16%	-11.75%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$80.82	-4.34%	-19.17%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.76%
Day 7	86	-2.27%	-14.00%	$73.71	-4.54%	-26.27%
Day 8	84	-2.33%	-16.00%	$70.29	-4.66%	-29.71%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.05%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.32%

The cumulative performance of the hypothetical underlying security in Table 6 is -20% for 10 trading days. The return of the hypothetical 2X Long ETF for the 10-trading day period is -36.32%. In this case, because of the negative hypothetical underlying security trend, the hypothetical 2X Long ETF’s decline is less than 200% of the hypothetical underlying security for the 10-trading day period.

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund including the risks of the investment strategies of the Underlying Security.

Effects of Compounding and Market Volatility Risk

The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from the Underlying Security’s performance times the stated multiple in the Fund’s investment objective, before fees and expenses. Compounding affects all investments but has a more significant impact on leveraged funds and funds that rebalance daily.

Over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase of 200% of the return of the Underlying Security due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of 200% of the Underlying Security in a trendless or flat market.

The chart below provides examples of how volatility could affect the Fund’s performance. A security’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the security. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Underlying Security. The chart below illustrates the impact of two principal factors – volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Underlying Security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Fund) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Underlying Security.

During periods of higher volatility, the volatility of the Underlying Security may affect the Fund’s return as much as, or more than, the return of the Underlying Security. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Underlying Security during a shareholder’s holding period of an investment in the Fund.

As shown below, the Fund would be expected to lose 6.1% if the Underlying Security provided no return over a one-year period during which the Underlying Security experienced annualized volatility of 25%. If the Underlying Security’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for the Fund widens to approximately 43%.

At higher ranges of volatility, there is a chance of a significant loss of value in the Fund. For instance, if the Underlying Security’s annualized volatility is 100%, the Fund would be expected to lose approximately 63.2% of its value, even if the cumulative return of the Underlying Security for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Underlying Security and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Underlying Security. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation” below.

One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. The Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

Additional Information about the Principal Risks of Investing in the Fund

This section provides additional information regarding the principal risks described under “Principal Risks of Investing in the Fund” in the Fund Summary. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a ‘principal risk’ of investing in the Fund as noted in the Fund Summary, regardless of the order in which they appear. Each of the factors below could have a negative impact on the Fund’s performance and trading prices.

Cash Transaction Risk. The Fund will generally effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and will incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund will bear such costs, which will decrease the Fund’s net asset value.

Collateral Risk. Although collateral can be taken to mitigate the risk of counterparty default, there is a risk that collateral taken, particularly in the case of securities, when realized, could decline or may not generate sufficient liquidity to settle the debts of the counterparty. This may be due to factors such as improper pricing of collateral, weaknesses in the valuation of collateral on a regular basis, adverse market movements in the collateral value, deterioration of the credit rating of the collateral issuer or the illiquidity of the market in which the collateral is negotiated.

Counterparty Risk. If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty resulting in the Fund losing money or not being able to meet its daily leveraged investment objective. In addition, because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its leveraged investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be increased when there is significant market volatility.

Country/Regional Risk. VT may invest in securities of stocks of companies located around the world, including in emerging markets. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.

Cybersecurity Risk. With the increased use of technologies such as the internet to conduct business, the Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through their service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Fund’s investment adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, the Index Provider, market makers or Authorized Participants. The Fund and its shareholders could be negatively impacted as a result.

Daily Correlation Risk. There is no guarantee that the Fund will achieve a high degree of correlation to an underlying security and therefore achieve its respective daily leveraged investment objective. The Fund’s exposure to an underlying security is impacted by an underlying security’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to its underlying security at the end of each day. The possibility of the Fund being materially over- or under-exposed to the underlying security increases on days when an underlying security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.

The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) an underlying security. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with the underlying security. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to an underlying security. Additionally, the Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as the Fund, which may cause a difference between the changes in the daily performance of the Fund and changes in the performance of an underlying security. Any of these factors could decrease the correlation between the performance of the Fund and an underlying security and may hinder the Fund’s ability to meet its daily investment objective on or around that day.

Derivatives Risk. The Fund may obtain exposure through derivatives by investing in swap agreements. Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, and possibly greater than, risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than investing in the underlying security directly. The use of derivatives may expose the Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective.

Swap Agreements. The Fund expects to use a combination of swaps on the underlying security. The performance of an ETF may not track the performance of its underlying security due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying security as it would if the Fund only used swaps on the underlying security. If the underlying security has a dramatic move in price that causes a material decline in the Fund’s NAV over certain stated periods agreed to by the Fund and the counterparty, the terms of the swap agreement between the Fund and its counterparty may allow the counterparty to immediately close out of all swap transactions with the Fund. In such circumstances, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s daily leveraged investment objective. This may prevent the Fund from achieving its daily leveraged investment objective even if the underlying security reverses all or a portion of its price movement. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such a date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Furthermore, when the Fund seeks to trade out of positions, especially near expiration, there is an added risk that the Fund may be required to allocate resources unexpectedly to fulfill these obligations. This potential exposure to physical settlement can significantly impact the Fund’s liquidity and market exposure, particularly in volatile market conditions. If the Fund sells non-cash settled options contracts, it would be obligated to receive shares of the Underlying Security when the option is exercised. Consequently, there is a risk that the Fund may have to physically acquire the Underlying Security shares at the strike price, which could result in the Fund holding the Underlying Security, and an asset that has declined in value.

Early Close/Trading Halt Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

Additionally, exchange or market closures or trading halts may result in the Fund’s shares trading at an increasingly large discount to NAV and/or at increasingly wide bid-ask spreads during part of, or all of, the trading day.

Emerging Markets Risk. VT may invest in securities of stocks of companies located in emerging markets. Emerging markets risk is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.

Equity Securities Risk. Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.

ETF Risks. The Fund is an ETF and, as a result of an ETF’s structure, is exposed to the following risks:

APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund may have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares of a Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intraday (premium) or less than the NAV intraday (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Certain securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, and the Fund may experience premiums and discounts greater than those of ETFs that hold securities that are traded only in the United States.

Trading. Although Shares are listed for trading on its applicable exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than its applicable exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of its applicable exchange, make trading in Shares inadvisable. In addition, trading in Shares on its applicable exchange is subject to trading halts caused by extraordinary market volatility pursuant to each exchange’s “circuit breaker” rules, which temporarily halt trading on such Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to each exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Indirect Investment Risk. The issuer of the Underlying Security is not affiliated with the Trust, the Adviser, or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. Investing in the Fund is not equivalent to investing in the Fund’s Underlying Security. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to the Fund’s Underlying Security.

Intraday Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in a Fund intraday in the secondary market is a function of the difference between the share price of its Underlying Security at the market close on the first trading day and the share price of the Underlying Security at the time of purchase. If the share price of the Underlying Security rises, the Fund’s net assets will rise by approximately the same amount of the Fund’s exposure. Conversely, if the share price of the Underlying Security declines, the Fund’s net assets will decline by approximately the same amount as the Fund’s exposure. Thus, an investor that purchases Shares intraday may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Underlying Security.

Large-Capitalization Investing Risk. VT may invest in securities of large-capitalization companies. The Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.

Leverage Risk. To achieve its daily investment objective, the Fund employs leverage and is exposed to the risk that adverse daily performance of the Underlying Security will be magnified. This means that, if the Fund’s underlying security experiences adverse daily performance (meaning a decline in the value of the underlying security of the Fund), an investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.

The Fund could theoretically lose an amount greater than its net assets if its underlying security moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying security of the Fund). This would result in a total loss of a shareholder’s investment in one day even if its underlying security subsequently moves in the opposite direction and eliminates all or a portion of its earlier daily change. A total loss may occur in a single day even if its underlying security does not lose all of its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the underlying security or may increase the Fund’s volatility.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may reduce the potential returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. This is especially true given the limited number of market participants in certain markets in which the Fund may invest.

Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert such holdings to cash and may make it additionally difficult for the Fund to meet redemptions in a timely fashion.

Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements, and may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions. If a number of securities held by the Fund stop trading or become illiquid, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Fund can expect to be exposed to greater liquidity risk.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. The Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on the Fund, its investments, and the Fund’s ability to achieve its investment objective.

Mid-Capitalization Companies Risk. VT may invest in securities of mid-capitalization companies. Mid-capitalization companies may have greater price volatility, lower trading volume and less liquidity than large-capitalization companies. In addition, mid-capitalization companies may have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

New Fund Risk. The Fund has not commenced investment operations. As a result, prospective investors have no track record or history on which to base their investment decisions. An investment in the Fund may therefore involve greater uncertainty than an investment in the fund with an established record of performance. In addition, there can be no assurance that the Fund will grow to or maintain an economically viable size. The Fund’s distributor does not maintain an active market in Fund Shares.

Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non- diversified. This means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Underlying Security that is significantly greater or less than its stated multiple. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective.

Repurchase Agreements Risk. The Fund may enter into repurchase agreements. In a repurchase agreement, a party sells a security, commonly a U.S. government security, and agrees to buy the security back at a specific price at a specified later time. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Small-Capitalization Investing Risk. VT may invest in securities of small-capitalization companies. Compared to mid- and large-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid.

Tax Risk. The Fund intends to pay dividends each taxable year to enable it to continue to satisfy the distribution requirements necessary to qualify for treatment as a regulated investment company (“RIC”). If the Fund were to distribute to its shareholders less than the minimum amount required for any year, the Fund would become subject to U.S. federal income tax for that year on all of its taxable income and recognized gains, even those distributed to its shareholders. In addition, a Fund may not earn more than 10% of its annual gross income from nonqualifying sources, such as gains resulting from the sale of commodities and precious metals. This could make it more difficult for the Fund to pursue its investment strategy and maintain qualification as a RIC. In lieu of potential disqualification as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy this income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

In addition, to qualify for the favorable tax treatment generally available to RICs, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of its assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a RIC. If the Fund were to fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Underlying Security Investing Risk. Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. Issuer-specific attributes also contribute to unique issuer-related risks. For specific Underlying Security risk information, please refer to the Underlying Security’s public filings by reference to its Investment Company Act file number 811-05972 (CIK: 0000857489), which can be accessed on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s daily portfolio holdings is available at www.ThemesETFs.com. A summarized description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

MANAGEMENT

The Fund is series of the Trust, a Delaware statutory trust, which is overseen by a board of trustees (the “Board”).

Investment Adviser

The Adviser has overall responsibility for the general management and administration of the Trust and each of its separate investment portfolios. The Adviser is a registered investment adviser with offices located at 34 East Putnam Avenue, Suite 112, Greenwich, Connecticut 06830. The Adviser has managed ETFs since 2023. The Adviser also arranges for transfer agency, custody, fund administration, securities lending and all other related services necessary for each Fund to operate. For its services, the Adviser receives a fee from the Fund, calculated daily and paid monthly, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Name of Fund	Management Fee
Leverage Shares 2X Long World Stock Daily ETF	0.75%

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund, except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

The basis for the Board’s approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s first Form N-CSR.

Portfolio Managers

The Fund’s portfolio managers are Calvin Tsang, Dingxun (Kevin) Shao and Paul Bartkowiak who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Tsang joined Themes Management Company LLC in March 2023 and serves as Head of Product Management and Development. Calvin has over eight years of experience as a portfolio manager. Prior to joining Themes Management Company LLC, Calvin was a Portfolio Manager at Cboe Vest from January 2021 to December 2022, Multi-Asset Portfolio Manager at QS Investors from May 2019 to December 2020, and Senior Portfolio Analyst at ProShares from August 2014 to May 2019. Calvin is a CFA charterholder and a certified FRM. He holds a dual Bachelor’s Degree in Accounting and Economics from Binghamton University.

Mr. Shao joined Themes Management Company LLC in July 2023 and serves as Vice President, Product Management and Development. Dingxun (Kevin) possesses over nine years of experience in the financial services industry, including more than seven years dedicated to portfolio management. Prior to joining Themes Management Company LLC, Dingxun (Kevin) gained most of his portfolio management experience at ProShares, where he started in July 2016 as an Analyst and concluded his tenure as an Associate Portfolio Manager in June 2023. Dingxun (Kevin) earned his Bachelor’s Degree with a dual major in Finance and Information Systems from the University of Maryland, College Park, Robert H. Smith School of Business.

Mr. Bartkowiak joined Themes Management Company LLC in April of 2024 and serves as Associate Vice President, Portfolio Management. Paul has almost a decade of asset management experience. Paul most recently served as a Senior Portfolio Analyst at ProShares from 2021 to April 2024. Paul’s time at ProShares was split between their FICC and Currency, International Equity, and Commodity teams. In addition to his responsibilities to manage the firm’s ETFs, Paul was a member of ProShares’ Credit Team. Paul completed his undergraduate studies at the University of Dayton and MBA at Saint Louis University.

The SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares of the Fund for which he is a portfolio manager.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES

Most investors will buy and sell Shares of the Fund through brokers. Shares of the Fund trade on the applicable exchange as listed on the cover of this Prospectus and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling Shares through a broker, most investors will incur customary brokerage commissions and charges. Shares of the Fund trade under the trading symbol listed on the cover of this Prospectus. Only authorized participants (“Authorized Participants” or “APs”) who have entered into an agreement with the Fund’s distributor may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV in Creation Units. Once created, Shares trade in the secondary market in amounts less than a Creation Unit.

Share Trading Prices

Transactions in the Fund’s Shares will be priced at NAV only if you purchase Shares directly from the Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.

Determination of Net Asset Value

The NAV of the Fund’s Shares is calculated each day the New York Stock Exchange (“NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. In addition, any U.S. fixed-income assets may be valued as of the announced closing time of trading in fixed income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Fund Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair Value Pricing

The Board has adopted procedures and methodologies to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been delisted or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. The Adviser makes fair value determinations in good faith and in accordance with the fair value methodologies included in the Board-adopted valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Dividends and Distributions

The Fund expects to pay out dividends, if any, on an annual basis. Nonetheless, the Fund may make more frequent dividend payments. The Fund expects to distribute its net realized capital gains to investors annually. The Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund.

Investors owning Shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Fund Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Fund Shares. In determining not to impose such restrictions, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Fund share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Investments by Registered Investment Companies

Section 12(d)(1) of the Investment Company Act of 1940, as amended (“1940 Act”) restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in section 12(d)(1) subject to certain terms and conditions set forth in Rule 12d1-4 under the 1940 Act, including that such investment companies enter into an agreement with the Fund.

Provisions in the Trust’s Governing Documents Regarding Shareholder Derivative Claims

As described further in the Trust’s Agreement and Declaration of Trust, no person, other than a Trustee, who is not a Shareholder of a particular Series (or class) shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Trust with respect to such Series (or class). No Shareholder of a Series or (or class) may maintain a derivative action on behalf of the Trust with respect to such Series (or class) unless holders of a least ten percent (10%) of the outstanding Shares of such Series (or class) join in the bringing of such action; except that this provision will not apply to claims brought under the U.S. federal securities laws. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust with respect to a Series (or class) only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies that are under common management with or otherwise affiliated with the Trust; and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action (except that the provision allowing the Trustees to require an undertaking by the Shareholders to reimburse the Trust for the expense of any such advisors will not apply to claims brought under the U.S. federal securities laws).

ADDITIONAL TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular U.S. federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute substantially all of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

Distributions generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be taxed as ordinary income U.S. federal income tax rates. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate U.S. federal income tax rates. Corporate shareholders may be entitled to a dividends-received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD provided certain holding period requirements are met.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of the Fund’s distributions for that year. Distributions may be subject to U.S. state and local taxes, as well as U.S. federal income taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

The Fund may be required to backup withhold U.S. federal income tax for all taxable distributions payable to shareholders who fail to provide the applicable Fund with their correct taxpayer identification numbers and to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts backup withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their U.S. federal income tax and other returns.

At the time that this prospectus was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “US Federal Income Taxes” in the SAI for more information.

DISTRIBUTION

The Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

For the Fund, the Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund is available on the Fund’s website at www.ThemesETFs.com.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus and does not have financial highlights to present at this time.

The Fund’s current SAI, dated February 4, 2026, as supplemented from time to time, provides additional detailed information about the Fund. The SAI is on file with the SEC and is herein incorporated by reference into this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders (when available). In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

To make shareholder inquiries, for more detailed information on the Fund, or to request the SAI or annual or semi- annual shareholder reports (once available) free of charge, please:

Call:	1-866-5Themes (1-866-584-3637)	Write:
	Monday through Friday 8:00 a.m. – 5:00 p.m. (Central time)	Themes ETF Trust c/o U.S. Bank Global Fund Services, LLC
P.O. Box 701
Visit:	www.ThemesETFs.com	Milwaukee, Wisconsin 53202

Shareholder reports and other information about the Fund is also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

The Trust’s SEC Investment Company Act file number is 811-23872.